                                FORM OF ELECTION
(TO ACCOMPANY CERTIFICATES OR GUARANTEES OF DELIVERY FOR SHARES OF COMMON STOCK
                              OF ITT CORPORATION)
            PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS CONTAINED BELOW


     IMPORTANT: THIS FORM OF ELECTION, PROPERLY COMPLETED AND EXECUTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE, TOGETHER WITH YOUR CERTIFICATE(S) FOR COMMON STOCK OF ITT CORPORATION OR A VALID GUARANTEE OF DELIVERY THEREOF, MUST BE RECEIVED BY CHASEMELLON SHAREHOLDER SERVICES, L.L.C. (THE "EXCHANGE AGENT") PRIOR TO THE CLOSE OF BUSINESS (5:00 P.M. NEW YORK CITY
TIME) ON FEBRUARY 9, 1998.


     NOTWITHSTANDING THE ELECTIONS MADE BELOW, THE AMOUNT OF CASH AND THE NUMBER OF PAIRED SHARES TO BE ISSUED IN THE MERGER IS SUBJECT TO PRORATION IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT.

                                EXCHANGE AGENT:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

          If by Mail:                        If by Hand:                 If by Overnight Courier:
   Reorganization Department          Reorganization Department          Reorganization Department
          PO Box 3301                       120 Broadway                    85 Challenger Road
  South Hackensack, NJ 07606                 13th Floor                      Mail Stop - Reorg
                                         New York, NY 10271              Ridgefield Park, NJ 07660

          Facsimile (for eligible institutions only):  (201) 329-8936
              Confirm facsimile by telephone ONLY:  (201) 296-4860


     This Form of Election, Certificates and any other required documents should be sent by each holder of ITT Shares (as defined below) to the Exchange Agent at one of the addresses set forth above. Delivery of this Form of Election to an address other than as set forth above will not constitute a valid delivery. If you have any questions regarding this Form of Election, please call the Information Agent collect at (800) 290-6428.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:


     The undersigned, pursuant to the terms of an Amended and Restated Agreement and Plan of Merger dated as of November 12, 1997 (the "Merger Agreement"), among ITT Corporation ("ITT"), Starwood Hotels & Resorts Worldwide, Inc. ("Parent"), Starwood Hotels & Resorts Trust (the "Trust" and, together with Parent, "Starwood Lodging"), and Chess Acquisition Corp., a subsidiary of Parent ("Chess Acquisition"), hereby deposits, has previously deposited with the Exchange Agent or has agreed to deliver pursuant to the guaranteed delivery procedures set forth below the stock certificates (the "Certificates") identified in Column 1 of Box A below representing the total number of shares of Common Stock, no par value, of ITT (the "ITT Common Stock"), together with the associated rights to purchase shares of Series A Participating Cumulative Preferred Stock, issued pursuant to the Rights Agreement dated as of November 1, 1995, between ITT and The Bank of New York, as Rights Agent (the "Rights," and, together with the ITT Common Stock, the "ITT Shares"), set forth in Column 2 of Box A, of which the total number of ITT Shares set forth in Column 3 of Box A are surrendered with the request that (i) the total number of ITT Shares listed in Column 4 of Box A be converted into cash upon consummation of the merger of Chess Acquisition with and into ITT (the "Merger") at the rate of $85.00 per ITT Share, and (ii) the total number of ITT Shares listed in Column 5 of Box A be converted into shares of common stock, par value $.01 per share, of Parent ("Parent Common Stock") and shares of beneficial interest, par value $.01 per share, of the Trust ("Trust Shares" and, when paired with shares of Parent Common Stock pursuant to the Pairing Agreement dated as of June 28, 1980, as amended from time to time, between Parent and the Trust, "Paired Shares") at the Exchange Ratio (as defined below). The "Exchange Ratio" shall be a number equal to the quotient, rounded to the nearest thousandth, or if there shall not be a nearest thousandth, the next higher thousandth, of (x) $85.00 divided by (y) the Market Price (as defined below) of Paired Shares on the fifth New York Stock Exchange, Inc. ("NYSE") trading day prior to February 10, 1998; provided, however, that in no event shall the Exchange Ratio be (A) greater than an amount equal to $85.00 divided by $53.263 or (B) less than an amount equal to $85.00 divided by $61.263. The "Market Price" of a Paired Share on any date means the average of the Average Prices (as defined below) for the 20 NYSE trading days (the "Averaging Period") randomly selected by a neutral independent accounting firm appointed by mutual agreement of the Trust and ITT from the 30 consecutive NYSE trading days immediately preceding such date. Each holder of ITT Shares will also be entitled to receive for each ITT Share converted in the Merger additional cash consideration in an amount equal to the interest that would accrue (without compounding) on $85 at an annual rate of 7% during the period from and including January 31, 1998 to but excluding the date of closing of the Merger. The "Average Price" for any date means the average of the daily high and low prices per Paired Share as reported on the NYSE Composite Transactions reporting system. THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS RECEIVED THE JOINT PROXY STATEMENT/PROSPECTUS AND UNDERSTANDS AND AGREES THAT, NOTWITHSTANDING THE ELECTIONS MADE BELOW, THE AMOUNT OF CASH AND THE NUMBER OF PAIRED SHARES TO BE ISSUED IN THE MERGER IS SUBJECT TO PRORATION IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT.


     Capitalized terms used but not defined herein shall have the meanings set forth in the Joint Proxy Statement/Prospectus.

     NONE OF STARWOOD LODGING, ITT, THE ITT BOARD OF DIRECTORS OR THE STARWOOD LODGING BOARD OF DIRECTORS OR TRUSTEES MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS OF ITT SHOULD ELECT TO RECEIVE CASH OR PAIRED SHARES. EACH ITT STOCKHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO SUCH ELECTION.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the Certificate(s) surrendered herewith or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Certificate(s) shall pass only after the Exchange Agent has actually received the Certificate(s). All questions as to the validity, form and eligibility of any Election and surrender of Certificates hereunder shall be determined by Starwood Lodging and ITT, and such determination shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent, Starwood Lodging or ITT to be necessary or desirable to complete the conversion, cancellation and retirement of the ITT Shares delivered herewith or covered by a guarantee of delivery. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned understands that, in lieu of any fractional Paired Share, ITT will pay to each former stockholder of ITT who otherwise would be entitled to receive a fractional Paired Share an amount in cash determined by multiplying
(i) the average of the per share closing prices on the NYSE of a Paired Share during the five consecutive trading days ending on the trading day immediately prior to the Effective Time by (ii) the fractional interest in a Paired Share to which such holder would otherwise be entitled. Unless otherwise indicated in the box entitled "Special Issuance and Payment Instructions," please issue any check and register any certificate for Paired Shares in the name of the registered holder(s) of the ITT Shares appearing below. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and any certificate for Paired Shares to the registered holder(s) of the ITT Shares at the addresses of the registered holder(s) appearing below under the box entitled "Election and Description of Shares Deposited." In the event that the box entitled "Special Issuance and Payment Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue any check and any certificate for Paired Shares in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.


     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE ACCEPTANCE AND DELIVERY OF ANY FORMS OF ELECTION BY OR TO THE EXCHANGE AGENT (OR ANY OTHER AUTHORIZED PERSON) WILL NOT OF ITSELF CREATE ANY RIGHT TO RECEIVE CASH OR PAIRED SHARES IN EXCHANGE FOR THE ITT SHARES LISTED ON THIS FORM OF ELECTION AND THAT SUCH RIGHT WILL ARISE ONLY IF THE MERGER IS CONSUMMATED AND ONLY TO THE EXTENT PROVIDED IN THE MERGER AGREEMENT. THE UNDERSIGNED FURTHER UNDERSTANDS AND AGREES THAT THE ELECTION MADE ON THIS FORM SHALL BE IRREVOCABLE UNLESS IT IS PROPERLY REVISED OR WITHDRAWN IN ACCORDANCE WITH INSTRUCTION E.1. OR E.2. OF THIS FORM.

              BOX A: ELECTION AND DESCRIPTION OF SHARES DEPOSITED

------------------------------------------------------------------------------------------------------------------------
                        NAME AND ADDRESS OF HOLDER OF RECORD AS SHOWN ON RECORDS OF ITT CORPORATION
 ------------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------------
                             CERTIFICATE(S) DEPOSITED (ATTACH SEPARATE SCHEDULE IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------------
        COLUMN 1                COLUMN 2                 COLUMN 3                 COLUMN 4                 COLUMN 5
     NUMBER(S) OF
    CERTIFICATE(S)
-----------------------
                            NUMBER OF SHARES                                                           NUMBER OF SHARES
                             REPRESENTED BY                                   NUMBER OF SHARES             FOR WHICH
                             CERTIFICATES IN         NUMBER OF SHARES             FOR WHICH              PAIRED SHARES
  DELIVERED HEREWITH            COLUMN 1                SURRENDERED            CASH IS ELECTED            ARE ELECTED
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
         TOTALS
 ------------------------------------------------------------------------------------------------------------------------


     ALL ITT SHARES REPRESENTED BY CERTIFICATES LISTED IN COLUMN 1 WILL BE DEEMED TO HAVE BEEN SURRENDERED UNLESS OTHERWISE INDICATED IN COLUMN 3. THE TOTAL OF THE ITT SHARES LISTED IN COLUMN 4 AND COLUMN 5 SHOULD EQUAL THE NUMBER OF ITT SHARES LISTED IN COLUMN 3. IF THE NUMBER OF ITT SHARES LISTED IN COLUMN 3 IS LESS THAN THE NUMBER OF ITT SHARES LISTED IN COLUMN 2, THE EXCESS ITT SHARES WILL, UNLESS OTHERWISE REQUESTED IN WRITING, BE RETAINED BY THE EXCHANGE AGENT AND DEEMED TO HAVE BEEN DELIVERED FOR CONVERSION PURSUANT TO THE MERGER AGREEMENT UPON CONSUMMATION OF THE MERGER, AND SUCH SHARES WILL BE NON-ELECTING SHARES FOR PURPOSES OF THE MERGER AGREEMENT.


BOX B:

                              SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS
To be completed ONLY if the check and/or the certificate(s) for the Paired Shares are to be issued in the name of someone other than the person(s) in whose name(s) the certificate(s) representing the ITT Shares listed on this Form of Election are registered. (Unless otherwise indicated in Box C, the check and/or certificate(s) will be mailed to the address indicated in this Box B.)

            Issue check and/or certificate(s) for Paired Shares to:

Name:
-----------------------------------------------
                                 (Please Print)
Address:
---------------------------------------------
=======================================================
                               (include Zip Code)

-------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

                           (See Substitute Form W-9)
BOX C:

                         SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the following are to be mailed to an address other than that indicated in Box A or Box B: (i) the check representing any cash issued for any ITT Shares listed on this Form of Election and (ii) the certificate(s) representing any Paired Shares issued for any ITT Shares listed on this Form of Election.

Mail check and/or certificates(s) for Paired Shares to:
Name:
-----------------------------------------------
                                 (Please Print)
Address:
---------------------------------------------
=======================================================
-------------------------------------------------------
                               (include Zip Code)

-------------------------------------------------------
                (Taxpayer Identification or Social Security No.)
                           (See Substitute Form W-9)

   BOX D:                          SIGN HERE
                      (Complete Substitute Form W-9 below)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                            Signature(s) of Owner(s)

   --------------------------------------------------------------------------

   Name(s) ------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (Please Print)

   Capacity (full title) ----------------------------------------------------

   Address ------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (Include Zip Code)

   Area Code and Telephone Number -------------------------------------------

   Taxpayer Identification or Social Security Number -----------------------
                                                    (See Substitute Form W-9)

   Dated: ----------------------------------------------------------- , 1998


        (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificates(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction G.5.).


                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS B AND G)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

   Authorized Signature(s)
   --------------------------------------------------------------------------

   Name
   --------------------------------------------------------------------------

   Name of Firm
   --------------------------------------------------------------------------

   Address
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (Include Zip Code)

   Area Code and Telephone Number

--------------------------------------------------------------------------------

   Dated:

   --------------------------------------------------------------------------,
   1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 BOX E:

                                      GUARANTEE OF DELIVERY
                  (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)

      The undersigned, a firm described by the appropriate box checked below, guarantees delivery to the Exchange Agent of the certificates of ITT Shares to which this Form of Election relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of
    ITT, no later than 5:00 P.M., New York City time, on February 9, 1998.

 [ ]  a member of a registered national securities
        exchange
                                                          ----------------------------------------

 [ ]  a member of the National Association of Securities
        Dealers, Inc.
                                                          ----------------------------------------

 [ ]  a bank, broker, dealer, credit union, savings
        association or other entity that is a member in
        good standing of the Security Transfer Agents
        Medallion Program, the New York Stock Exchange
        Medallion Signature Guarantee Program or the
        Stock Brokerage Medallion Program
                                                          ----------------------------------------
--------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                  PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                    PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT
  FORMW-9                       AND CERTIFY BY SIGNING AND DATING BELOW.                    TIN: -----------------------
                                                                                               Social Security Number
                                                                                                     or Employer
                                                                                                Identification Number
                              -------------------------------------------------------------------------------------------

 Department of the              PART II--For Payees exempt from backup withholding, see the enclosed "Guidelines for
  Treasury, Internal            Certification of Taxpayer Identification Number on Substitute Form W-9" and complete as
  Revenue Service               instructed therein.
  PAYOR'S REQUEST FOR TAXPAYER
  IDENTIFICATION NUMBER       ---------------------------------------------------------------------------------------------
  ("TIN") AND CERTIFICATION     Certification--Under penalties of perjury, I certify that:
                                (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                                (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                    ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                              ---------------------------------------------------------------------------------------------

                                SIGNATURE: ________________________________________  DATE: ________________
------------------------------------------------------------------------------------------------------------------------


CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social
 Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Merger made to me thereafter will be withheld until I provide a number.
 Signature: ______________________________________________________       Date:
                                                                         ---------------------
--------------------------------------------------------------------------------------------------

                INSTRUCTIONS FOR COMPLETION OF FORM OF ELECTION

     This Form of Election should be properly filled in, dated, signed and delivered, together with the Certificates representing the ITT Shares currently held by you (unless delivery is guaranteed in Box E in accordance with Instruction B, to the Exchange Agent. Please read and follow carefully the instructions regarding completion of this Form of Election set forth below.


     This Form of Election and the Election you make herein are subject to the terms and conditions set forth herein, in the Joint Proxy Statement/Prospectus which has already been mailed to you and in the Merger Agreement which is attached as Annex A to the Joint Proxy Statement/Prospectus. Copies of the Joint Proxy Statement/Prospectus may be requested from the Information Agent. The delivery of this Form of Election to the Exchange Agent constitutes acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.


     EACH HOLDER OF ITT SHARES IS STRONGLY ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF AND THIS FORM OF ELECTION WITH HIS OR HER FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING UPON AN ELECTION.

A. ELECTIONS

     This Form of Election provides for your Election as to the form of consideration to be received by you upon the conversion of your ITT Shares in the Merger. At your direction, subject to the terms and conditions set forth in this Form of Election, in the Joint Proxy Statement/Prospectus and in the Merger Agreement, each ITT Share will be converted into either:

     - $85.00 in cash (the "Cash Consideration") pursuant to a "CASH ELECTION";
or

     - Paired Shares at the Exchange Ratio pursuant to a "SHARE ELECTION."

     You may make a Cash Election or a Share Election as to any ITT Share or combination of ITT Shares that you hold.


     NOTWITHSTANDING THE ELECTIONS MADE BELOW, THE AMOUNT OF CASH AND THE NUMBER OF PAIRED SHARES TO BE ISSUED IN THE MERGER IS SUBJECT TO PRORATION IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT.



     ITT stockholders making Cash Elections or Share Elections may not receive the form of consideration they elect because the aggregate number of ITT Shares to be converted into cash in the Merger is limited to 30% of the total number of outstanding ITT Shares and the aggregate number of ITT Shares to be converted into Paired Shares in the Merger is limited to 82% of the total number of outstanding ITT Shares. ITT stockholders making Cash Elections may receive Paired Shares instead of cash for some of the ITT Shares covered by such Cash Election if Cash Elections are received for more than 30% of the outstanding ITT Shares. Similarly, ITT stockholders making Share Elections may receive cash instead of Paired Shares for some of the ITT Shares covered by such Share Election if Share Elections are received for more than 82% of the outstanding ITT Shares. If the Market Price is below $53.263, the combination of cash and Paired Shares that ITT stockholders will receive in the Merger may have a value of less than $85 per ITT Share. The Exchange Ratio will be determined five NYSE trading days prior to February 10, 1998 and will be determined based on trading prices during the preceding 30 NYSE trading days. Accordingly, it is possible that the market price of the Paired Shares at the Effective Time will be higher or lower than the Market Price, and if so, the value of the consideration to be received by the ITT stockholders will be more or less than $85 per ITT Share depending on the direction of the price movement. There can be no assurance that the price of Paired Shares will not decline from the market prices used in the calculation of the Exchange Ratio.


B. TIME IN WHICH TO MAKE AN ELECTION


     In order for an Election to be effective, the Exchange Agent must receive a properly completed Form of Election, accompanied by all stock certificates representing ITT Shares currently held by you (or a proper guarantee of delivery, as described below), NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, FEBRUARY 9, 1998 (the "Election Date"). If all other conditions set forth in the Merger Agreement have been met or, if permissible, waived, the effective time of the Merger (the "Effective Time") could occur on the same day approval of the Merger by stockholders of ITT is obtained. As soon as the date on which the effective time of the Merger is anticipated to occur is determined, Starwood Lodging and ITT will publicly announce such date, although no assurance can be given that the Effective Time will occur on such date. Persons whose stock certificates are not immediately available may also make an Election by completing this Form of Election and having Box E (Guarantee of Delivery) properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the certificates, the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m. New York City Time, on the third NYSE trading day after the Election Date (the "Guaranteed Delivery Deadline")).


     IF THE EXCHANGE AGENT HAS NOT RECEIVED YOUR PROPERLY COMPLETED FORM OF ELECTION, ACCOMPANIED BY YOUR STOCK CERTIFICATES, BY THE ELECTION DATE (UNLESS BOX E (GUARANTY OF DELIVERY) HAS BEEN PROPERLY COMPLETED AND SUCH CERTIFICATES ARE RECEIVED BY THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE), YOUR ITT SHARES WILL BE TREATED AS NON-ELECTING SHARES.

C. FAILURE TO MAKE AN EFFECTIVE ELECTION

     If you fail to make an effective Election, or if your Election is deemed by Starwood Lodging or ITT to be defective in any way, any shares covered by this Form of Election will be treated as Non-Electing Shares.

D. ITT SHARES AS TO WHICH AN ELECTION IS MADE

     You may make a CASH ELECTION or a SHARE ELECTION with respect to all or any portion of your ITT Shares by listing the number of shares with which you wish to make a specific Election, in the appropriate column on the "Election and Description of Shares Deposited" box above. If there is insufficient space to list all your Certificates being submitted to the Exchange Agent or to respond to any other request for information, please attach a separate sheet.

E. SPECIAL CONDITIONS

1. Change of Election

     You may change any Election or revoke or change any other instruction in this Form of Election by written notice, signed and dated by you, to the Exchange Agent accompanied by a properly completed Form of Election. Such written notice must identify the name of the holder of record of the ITT Shares subject to such notice and the Certificate number(s) shown on the Certificate(s) representing such ITT Shares. The written notice must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Election Date. Changes in Elections may be permitted after the Election Date at the sole discretion of Starwood Lodging and ITT.

2. Withdrawal of Election


     The holder of the ITT Shares listed on this Form of Election may at any time prior to 5:00 p.m. New York City time on the Election Date withdraw his election by written notice to the Exchange Agent or by withdrawal by written request of any certificates representing any ITT Shares listed in connection with the Election made on this Form of Election. Such holder shall again have the right to withdraw by written request such certificates and thereby revoke his or her election at any time after April 1, 1998 if the Merger shall not have been consummated by that date. If the Merger is abandoned or if an election is withdrawn, certificates representing ITT Shares will be mailed together with this Form of Election to the person whose name appears in Box A at the address shown therein.


3. Shares Held by Nominees, Trustees or other Representatives Holders of Record

     Shares held by nominees, trustees or other representatives holders of record of ITT Shares who hold such ITT Shares as nominees, trustees or in other representative or fiduciary capacities (each a "Representative") may submit one or more Forms of Election covering the aggregate number of ITT Shares held by such Representative for the beneficial owners for whom the Representative is making an Election. Any Representative who makes an

Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such ITT Shares for a particular beneficial owner of such shares.

F. NO FRACTIONAL ITT SHARES

     The undersigned understands that in lieu of the issuance of any fractional Paired Share in the Merger, Starwood Lodging will pay to each former stockholder of ITT who otherwise would be entitled to receive a fractional Paired Share an amount in cash determined by multiplying (i) the average of the per share closing prices on the NYSE of a Paired Share during the five consecutive trading days ending on the trading day immediately prior to the Effective Time by (ii) the fractional interest in a Paired Share to which such holder would otherwise be entitled.

G. GENERAL INSTRUCTIONS

1. Execution and Delivery.


     This Form of Election, or a photocopy of it, should be properly completed, dated and signed, and should be delivered, together with your Certificate(s) representing your ITT Shares (or a properly completed Guarantee of Delivery) to the Exchange Agent at the appropriate address set forth on the cover page to this Form of Election.


     THE METHOD OF DELIVERY OF THIS FORM OF ELECTION, THE CERTIFICATES FOR ITT SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE EXCHANGE AGENT. EXCEPT AS OTHERWISE PROVIDED, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. No alternative, conditional or contingent elections will be accepted.

2. Signatures.

     The signature (or signatures, in the case of Certificate(s) owned by two or more joint holders) on this Form of Election must correspond exactly to the name as written on the face of the Certificate(s) sent to the Exchange Agent, unless the ITT Shares have been transferred by the holder of record. If there has been any such transfer, the signatures on this Form of Election should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the Certificate(s) (see General Instruction 4 below).

     If ITT Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit a separate Form of Election for each different registration of Certificates. For example, if some Certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Forms of Election should be submitted.

3. Checks and/or Certificates in Same Name.

     If checks in payment of any cash and/or any new share certificates are to be payable to the order of and/or registered in exactly the same name as inscribed on the surrendered Certificate(s) (representing ITT Shares), you will not be required to endorse the surrendered Certificates or make payment for transfer taxes or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see General Instruction 4(d) below.

4. Checks and/or Certificates in Different Names.

(IGNORE THIS INSTRUCTION 4 IF THE FIRST SENTENCE OF INSTRUCTION 3 APPLIES)

     If checks in payment of any cash and/or any new share certificates are to be payable to the order and/or registered in a different name from exactly the registered name inscribed on the surrendered Certificate(s) (representing ITT Shares), please follow these instructions:

          (a) Endorsement and Stock Transfer Guarantee. The Certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such Certificate(s) to the person who is to receive the check or certificate representing Paired Shares. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the Certificate(s) in every particular and must be guaranteed by an Eligible Institution (as defined below). If this General Instruction 4 applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or will need to help you locate an Eligible Institution. NOTARIES PUBLIC CANNOT EXECUTE ACCEPTABLE GUARANTEES OF SIGNATURES.

          An "Eligible Institution" means:

             (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);

             (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, (as those terms are defined under the Securities Exchange Act of 1934);

             (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);

             (iv) National securities exchanges, registered securities associations, clearing agencies, as those terms are used under the Securities Exchange Act of 1934); and

             (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

          (b) Transferee's Signature. If a certificate has previously been properly transferred but the transfer has not yet been recorded on the books of ITT, this Form of Election must be signed by the transferee or by his agent and should not be signed by the transferor. The signature of such transferee or agent on this Form of Election must be guaranteed by an Eligible Institution.

          (c) Transfer Taxes. In the event that any transfer or other tax becomes payable by reason of the issuance of a check in payment of any Cash Consideration and/or the issuance of any share certificates representing Paired Shares in any name other than that of the record holder, the transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid. You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of shares or cash in a name different from that of the holder of record of the surrendered Certificate.

          (d) Correction of or Change in Name. For a correction in name which does not involve a change in ownership, the surrendered Certificate(s) should be appropriately endorsed; for example, "John A. Doe, incorrectly inscribed as John B. Doe," with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered Certificate(s) should be appropriately endorsed; for example, "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Institution.

5. Supporting Evidence.

     In case any Form of Election, certificate, endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Form of Election, surrendered certificate(s), and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

6. Notice of Defects; Resolution of Disputes.

     NONE OF STARWOOD, ITT AND THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION TO NOTIFY YOU OR ANYONE ELSE THAT THE EXCHANGE AGENT HAS NOT RECEIVED A PROPERLY COMPLETED FORM OF ELECTION OR THAT THE FORM OF ELECTION SUBMITTED BY YOU IS DEFECTIVE IN ANY WAY.

     Any and all disputes with respect to Forms of Elections and Elections made in respect of ITT Shares (including but not limited to matters relating to the Election Date, time limits, defects or irregularities in the surrender of any Certificate and effectiveness of any Election) will be resolved by Starwood Lodging and ITT and its decision will be final and binding on all parties concerned. Starwood Lodging and ITT will have the absolute right in their sole discretion to reject any and all Forms of Election and surrenders of Certificates which are deemed by them to be not in proper form or to waive any immaterial irregularities in any Form of Election or in the surrender of any Certificate. Surrenders of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

7. Federal Tax Withholding/Substitute Form W-9.

     Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service (IRS) disclosing the cash payments being made to you as an exchanging stockholder. Federal law also requires each stockholder to provide the Exchange Agent with such stockholder's current Taxpayer Identification Number ("TIN") on a Substitute Form W-9 set forth above. If such stockholder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, cash payments that are made to such stockholder or other payee with respect to ITT Shares acquired pursuant to the Merger may be subject to 31% backup withholding. Payments of Paired Shares would be subject to backup withholding in the amount of 31% of the Paired Shares issued to such shareholder.

     Certain stockholders (including, among others, tax-exempt organizations and certain foreign persons) are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that person's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any cash payment made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


     If the Exchange Agent is not provided with a TIN by the time of payment the Exchange Agent will withhold 31% on all such cash payments to be made to you until a TIN is provided to the Exchange Agent. You must also complete the Certificate of Awaiting Taxpayer Identification Number.


     The stockholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the ITT Shares. If the ITT Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.

8. Special Payment and Delivery Instructions.


     Any checks representing cash consideration and any certificates representing Paired Shares will be mailed to the address of the holder of record as indicated in Box A or to the person identified in Box B (if completed), unless instructions to the contrary are given in Box C.


9. Lost Stock Certificates.


     If you are unable to locate the Certificate(s) representing your ITT
Shares, contact ITT's Transfer Agent, the Bank of New York, at 1-800-   -     .
The Transfer Agent will instruct you on the procedures to follow. In order to make an effective Election with respect to the lost Certificate(s) and receive the cash consideration or the share consideration, you will be required to complete certain additional documentation and pay for an indemnity bond covering the lost Certificate(s). The cost of the bond will be based on the value of the ITT Shares represented by the lost Certificates.


10. Miscellaneous.

     As soon as practicable after the Effective Date, the Exchange Agent will begin mailing and delivering checks and share certificates for Paired Shares in exchange for Certificates representing ITT Shares that have been received by the Exchange Agent. There will be a delay, however, if backup withholding pursuant to General Instruction 7 applies.


     Requests for assistance may be directed to the Information Agent at the address and telephone number as set forth on this Form of Election. Additional copies of the Joint Proxy Statement/Prospectus or this Form of Election may be obtained from the Information Agent at the address set forth below. IMPORTANT:
THIS FORM OF ELECTION, TOGETHER WITH CERTIFICATES (OR THE ATTACHED GUARANTEE OF DELIVERY, OR A FACSIMILE THEREOF), MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE ELECTION DATE.


     DO NOT ENCLOSE YOUR PROXY CARD RELATING TO THE SPECIAL MEETING WITH THIS FORM OF ELECTION; YOUR PROXY CARD SHOULD BE RETURNED IN THE POSTAGE PAID ENVELOPE ENCLOSED WITH THE JOINT PROXY STATEMENT/PROSPECTUS FOR THAT PURPOSE.

                           The Information Agent is:

                             D. F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                            TOLL FREE (800) 290-6428

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

-------------------------------------------------
                             GIVE THE NAME AND
   FOR THIS TYPE OF           SOCIAL SECURITY
         ACCOUNT:               NUMBER OF--
-------------------------------------------------
 1. Individual            The individual
 2. Two or more           The actual owner of the
    individuals           account or, if combined
    (joint account)       funds, the first
                          individual on the
                          account(1)
 3. Custodian account     The minor(2)
    of a minor (Uniform
    Gift to Minors Act)
 4. a. The usual          The grantor-trustee(1)
       revocable
       savings trust
       (grantor is also
       trustee)
    b. So-called trust    The actual owner(1)
       account that is
       not a legal or
       valid trust
       under State law
 5. Sole proprietorship   The owner(3)
 6. Sole proprietorship   The owner(3)
    account

-------------------------------------------------
                             GIVE THE NAME AND
                                 EMPLOYER
   FOR THIS TYPE OF           IDENTIFICATION
         ACCOUNT:               NUMBER OF--
-------------------------------------------------
 7. A valid trust,        The legal entity (Do
    estate, or pension    not furnish the
    trust                 identifying number of
                          the personal
                          representative or
                          trustee unless the
                          legal entity itself is
                          not designated in the
                          account title.)(4)
 8. Corporate             The corporation
 9. Association, club,    The organization
    religious,
    charitable,
    educational, or
    other tax-exempt
    organization
10. Partnership           The partnership
11. A broker or           The broker or nominee
    registered nominee
12. Account with the      The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or
    prison) that
    receives
    agricultural
    program payments.

============================================================

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employment identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

     Payees that may be exempt from backup withholding, including, among others:

- A corporation.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A real estate investment trust.

- A common trust fund operated by a bank under section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

- A foreign central bank of issue.

- A financial institution.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

- Payments of patronage dividends where the amount received is not paid in money.

- Payments made by certain foreign organizations.

     Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals.
NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid to you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.